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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 12, 1999


                            THE TIMES MIRROR COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                         1-13492                        95-4481525
(STATE OR OTHER JURISDICTION OF      (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION
         INCORPORATION)                                                        NO.)

              TIMES MIRROR SQUARE                                     90053
            LOS ANGELES, CALIFORNIA                                 (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 237-3700

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.    OTHER EVENTS.

        On September 9, 1999, The Times Mirror Company (the "Company") filed a Registration Statement on Form S-3 (No. 333-86807) (the "Registration Statement"), as amended by Amendment No. 1 filed on October 4, 1999, relating to the registration under the Securities Act of 1933, as amended, of up to an initial aggregate offering price of $1 billion of debt securities, convertible debt securities, exchangeable debt securities, preferred stock, convertible preferred stock, exchangeable preferred stock, common stock, warrants, stock purchase contracts and stock purchase units of the Company, which Registration Statement was declared effective on October 5, 1999.

        The Company has entered into an Indenture dated as of March 19, 1996 between the Company and Citibank, N.A., as trustee (the "Trustee"), pursuant to which the Company intends to issue debt securities registered pursuant to the Registration Statement.

        In order to provide for the eligibility of the Trustee under the Trust Indenture Act of 1939, the Trustee has executed a Statement of Eligibility (a copy of such Statement of Eligibility and the exhibit thereto is attached hereto as Exhibit 25).

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits.

        The following exhibit is filed with this report on Form 8-K:

       Exhibit No.          Description
       -----------          -----------
           25               Statement of Eligibility of Trustee on Form T-1.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE TIMES MIRROR COMPANY



Date:  October 12, 1999                   By:      /s/ THOMAS UNTERMAN
                                             -----------------------------------
                                                      THOMAS UNTERMAN
                                                Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit Number          Description
--------------          -----------
    25                  Statement of Eligibility of Trustee on Form T-1.